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                                                                   Exhibit 10.15




                  AMENDMENT NO. 5 TO LOAN DOCUMENTS AND CONSENT



                                                            As of March 16, 2001



FOOTHILL CAPITAL CORPORATION
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404

Gentlemen:

         Foothill Capital Corporation, as agent ("Agent"), the financial institutions party to the Loan Agreement referred to herein (each, individually a "Lender" and collectively, "Lenders") and certain Subsidiaries of Anker Coal Group, Inc. (each, individually, a "Borrower" and collectively "Borrowers") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of November 21, 1998, by and among Borrowers, Anker Coal Group, Inc., Lenders and Agent, as amended by Amendment No. 1 to Loan Documents, dated August 4, 1999, by and among Borrowers, Borrowers' Agent, Guarantors, Lenders and Agent and Amendment No. 2 to Loan Documents, dated August 27, 1999, by and among Borrowers, Borrowers' Agent, Guarantors, Lenders and Agent, Amendment No. 3 to Loan Documents, dated as of October 1, 1999, by and among Borrowers, Borrowers' Agent, Guarantors, Lenders and Agent and Amendment No. 4 to Loan Documents, dated as of September 26, 2000, by and among Borrowers, Borrowers' Agent, Guarantors, Lenders and Agent (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and all other Loan Documents referred to therein or at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement, unless other defined herein.

         Anker Coal Group, Inc. ("Parent") has made an offer to the 1999 Noteholders, pursuant to the Exchange Offer (as hereinafter defined), to exchange up to 38,006 shares of Parent's Class E Preferred Stock (as hereinafter defined) for up to $38,006,000 in an aggregate principal amount of



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outstanding 1999 Notes. The Class E Preferred Stock will accrue dividends from the date of issuance at the rate of 14.25% per annum, payable quarterly in arrears in cash, or at Parent's option, in shares of Class E Preferred Stock, payment of which dividends would be jointly and severally guarantied by Borrowers and all of the Guarantors (other than Parent). Each share of Class E Preferred Stock will be convertible into shares of the Parent's common stock and, as provided for in the Exchange Offer, if all of the 38,006 shares of Class E Preferred Stock offered pursuant to the Exchange Offer are issued and thereafter converted into Parent's common stock in accordance with the Exchange Offer, such shares of Class E Preferred Stock would be convertible into 99.99% of Parent's pro forma fully diluted common stock as of the effective date of the Exchange Offer. To consummate the Exchange Offer, prior to the closing date thereof, the Parent will amend its constituent documents to increase its authorized capital stock, to create the Class E Preferred Stock, and to modify the terms of its outstanding Class A, B and D Preferred Stock, all to have the terms and rights as set forth in the constituent documents. In addition, on the closing date of the Exchange Offer, Parent will (i) pay interest that has accrued since October 1, 1999 on the 1999 Notes that are exchanged in the Exchange Offer and (ii) deposit with the 1999 Note Trustee sufficient funds to make the April 1, 2001 interest payment on all of the unexchanged 1999 Notes. For purposes of this Amendment No. 5 to Loan Documents and Consent (this "Amendment"), all of the foregoing transactions contemplated by the Exchange Offer, on the terms and conditions set forth therein, are hereinafter collectively referred to as the "Exchange Transactions".

         Borrowers have requested that Agent and Lenders (a) consent to Parent, Borrowers and the other Guarantors consummating the Exchange Transactions and amend certain provisions of the Loan Agreement in connection therewith, and Agent and Lenders are willing to agree to the foregoing on and subject to the terms and conditions contained in this Amendment.



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         In consideration of the foregoing and the respective agreements and covenants herein, the parties hereto agree as follows:

         1. Existing Definitions. All capitalized terms used herein shall have the meanings given to them in the Loan Agreement, unless otherwise defined herein.

         2. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and Section 1 of the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                  "Class E Preferred Stock" means the shares of Parent's Class E Convertible Preferred Stock issued to certain 1999 Noteholders in exchange for certain aggregate principal amount of their outstanding 1999 Notes, pursuant to and on the terms and conditions set forth in the Exchange Offer.

                  "Class E Preferred Stock Dividend" means the dividend payable by Parent in respect of Parent's Class E Convertible Preferred Stock at the annual rate of 14.25%."

                  "'Amendment No. 5' means Amendment No. 5 to Loan Documents and Consent, dated as of March 16, 2001, executed by and among Borrowers, Borrowers' Agent, Guarantors, Agent and Lenders."

                  "'Amendment No. 5 Closing Date' means the date that each of the conditions set forth in Section 12 of Amendment No. 5 have been satisfied in full in a manner satisfactory to Agent."


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                  "'Exchange Offer' means Anker Coal Group, Inc. Exchange Offer of Class E Convertible Preferred Stock for outstanding 14.25% Series B Second Priority Senior Secured Notes due 2007 (PIK through April 1,
         2000), dated February 23, 2001, as in effect on February 23, 2001."

         3. Amendments to Definitions. The definition of "Change of Control" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting both clause (b)(iii) and clause (b)(iv) thereof in their entirety and substituting the following therefor:

                  "(iii) [Intentionally Deleted], (iv) [Intentionally Deleted]"

         (a) The definition of "Permitted Disposition" set forth in Section 1.1 of the Loan Agreement is hereby amended and restated by deleting the word "and" between clauses (g) and (h) thereof and substituting a comma therefor and by adding thereto the following new clause (i), as follows:

                  "and (i) the issuance of Class E Preferred Stock to 1999 Noteholders in exchange for 1999 Notes pursuant to, and on the terms and conditions set forth in, the Exchange Offer and the sale and/or other disposition, at any time after the Amendment No. 5 Closing Date, of Class E Preferred Stock and/or of shares of Parent's common stock into which any shares of Class E Preferred Stock are subsequently converted."

         4. Consent to Exchange Transactions. Agent and Lenders hereby consent to the consummation of the Exchange Transactions and waive any Event of Default that might otherwise occur by reason of the consummation of the Exchange Transactions.


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         5. Permitted Indebtedness. Section 7.1 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (e) thereof and inserting such word at the end of clause (f) thereof and by adding thereto the following new clause (g), as follows:

                  "(g) Indebtedness consisting of accrued Class E Preferred Stock Dividends and the guaranty of Parent's payment obligation in respect thereof by Borrowers and Guarantors (other than Parent) pursuant to, and on the terms and conditions set forth in, the Exchange Offer; except that, Class E Preferred Stock Dividends shall not be paid except to the extent permitted by Section 7.11(a)."

         6. Class E Preferred Stock Dividends. Section 7.11(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Parent's (i) payment of dividends in cash on Parent's Class C Preferred Stock and Class D Preferred Stock in accordance with the terms thereof as in effect on the Amendment No. 5 Closing Date and
         (ii) payment of additional shares of Class E Preferred Stock on Parent's Class E Preferred Stock in accordance with the terms thereof as in effect on the Amendment No. 5 Closing Date;"

         7. Minimum Excess Availability for 1999 Notes Interest Payments.
Section 7.13(c)(ix)(B)(2) the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(2) in the case of all other Intercompany Loans proposed to be made to Parent that will be used for any other purpose and all Intercompany Loans proposed to be made to any other Guarantor,




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         Borrowers shall have Excess Availability in an amount in excess of (x)
         $5,000,000 if such proposed Intercompany Loan is to be made at any time during the period from and after the Closing Date through and including the Amendment No. 5 Closing Date, (y) $2,500,000 if such proposed Intercompany Loan is to be made at any time during the period from and after the Amendment No. 5 Closing Date through and including November 1, 2001 and (z) $5,000,000 if such proposed Intercompany Loan is to be made at any time from and after November 2, 2001."

         8. Intercompany Loans to Parent. Section 7.13(c)(ix) of the Loan Agreement is hereby amended by amending and restating in its entirety clause (1) of the chart set forth on page 80 therein to read as follows:

         "(1)  Parent      (x) $18,100,000 during the period from and after the
                           Closing Date through and including December 31, 2001 and (y) $13,192,000 from and after January 1, 2002, plus the aggregate amount of costs and expenses
                           (including, without limitation, federal, state and local taxes) paid by Parent for its own account and for the account of its Subsidiaries as consolidated group expenses and the aggregate amount of distributions permitted to be made by Parent pursuant to Section 7.11"



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         9. Amendment of EBITDA Financial Covenant. Section 7.20 of the Loan
Agreement is hereby amended by adding thereto a new Section 7.20(a)(iii) as follows:

                  "(iii) In addition to, and not in limitation of, the provisions of Section 7.20(a)(ii), commencing with Borrowers' fiscal month ending June 30, 2001 and for each fiscal month thereafter through and including the fiscal month ending October 31, 2001, EBITDA measured on a cumulative basis, as of the end of each of such fiscal months, for Borrowers' immediately preceding three (3) fiscal months (including the fiscal month then ended) in the amount set forth opposite each such month as follows:

                            MONTH                  EBITDA
                            -----                  ------
                       June, 2001                $3,435,000
                       July, 2001                $4,005,000
                       August, 2001              $4,381,000
                       September, 2001           $4,721,000
                       October, 2001             $4,882,000"

         10. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Lender Group pursuant to the Loan Documents, each Borrower and Guarantor hereby jointly and severally represents, warrants and covenants with and to Lender Group as follows (which representation, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

         (a) No Default or Event of Default exists as of the date of this Amendment after giving effect to the amendments set forth herein.


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         (b) This Amendment has been duly executed and delivered by each
Borrower and each Guarantor, and the agreements and obligations of each Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against each Borrower and each Guarantor in accordance with their respective terms.

         (c) All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         (d) Provided that the 1999 Noteholders have validly tendered and have not withdrawn at least $34,205,000 aggregate principal amount of 1999 Notes, the consent to the closing of the Exchange Offer has been obtained from all existing classes of Parent's preferred Stock and the Amendment No. 5 Closing Date has occurred, Parent will cause to be filed with the Delaware Secretary of State, within one (1) Business Day thereafter, amended Certificates of Designation for its Class A, B and D preferred Stock and a Certificate of Designation for the Class E Preferred Stock and cause all other similar ministerial actions to be taken that are required in order to fully consummate the Exchange Offer, and the Exchange Offer will become legally effective no later than April 17, 2001 (such date, the "Exchange Offer Effective Date").

         11. Fees. In consideration of Agent's and Lenders' consent to the consummation of the Exchange Transactions and the amendments to the Loan Agreement provided for in this Amendment, Borrowers shall pay on the Amendment No. 5 Closing Date to Agent, for the ratable benefit of Lenders, a fee in the amount of $150,000, which fee is earned in full as of the date hereof and may be charged by Agent, at its option, to any accounts of Borrowers maintained by Agent.


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         12. Conditions Precedent. The consent, waiver and amendments herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

         (a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by each Borrower, each Guarantor and each Lender;

         (b) No Default or Event of Default shall have occurred or be continuing; and

         (c) Agent's receipt on or before April 17, 2001 of a certificate executed by Parent's chief financial officer and secretary, in form and substance satisfactory to Agent, certifying to Agent that prior to the expiration of the Exchange Offer, the 1999 Noteholders have validly tendered and have not withdrawn at least $34,205,000 aggregate principal amount of 1999 Notes and the consent to the closing of the Exchange Offer has been obtained from all existing classes of Parent's preferred Stock.

         13. Exchange Transactions Closing Certificate. Promptly after the consummation of all of the Exchange Transactions, Parent shall deliver to Agent a certificate executed by Parent's chief financial officer and secretary, in form and substance satisfactory to Agent, certifying to Agent that all of the Exchange Transactions have been fully consummated. If Agent shall not have received such Certificate on or before April 17, 2001, then notwithstanding anything to the contrary contained in this Amendment, including without limitation, the occurrence of the Amendment No. 5 Closing Date, then this Amendment (including the consent, waivers and amendments to the Loan Agreement provided for herein) shall be deemed and shall thereupon become null and void, with the same force and effect as if this Amendment had not been executed by the parties hereto.



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         14. Miscellaneous.

         (a) Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

         (b) Effect of this Amendment. Except as modified pursuant hereto, the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

         (c) Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the laws of the State of New York.

         (d) Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Agent, to effectuate the provisions and purposes of this Amendment.

         (e) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.


                            [SIGNATURE PAGES FOLLOW]



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                                                Very truly yours,

ANKER ENERGY CORPORATION                        ANKER POWER SERVICES, INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Vice President and CFO                   Title: Treasurer
      ----------------------------                    -------------------------

MARINE COAL SALES COMPANY                       BRONCO MINING COMPANY, INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------

ANKER WEST VIRGINIA MINING  COMPANY, INC.       VANTRANS, INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------

PATRIOT MINING COMPANY, INC.                    KING KNOB COAL CO., INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------

VINDEX ENERGY CORPORATION                       HEATHER GLEN RESOURCES, INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------

ANKER VIRGINIA MINING COMPANY, INC.             HAWTHORNE COAL COMPANY, INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]




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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



JULIANA MINING COMPANY, INC.                    UPSHUR PROPERTY, INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------

ANKER COAL GROUP, INC., as Guarantor            MELROSE COAL COMPANY, INC.
and Borrowers' Agent

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------

ANKER GROUP, INC.                               NEW ALLEGHENY LAND HOLDING
                                                COMPANY, INC.

By: /s/ David D. Struth                         By: /s/ David D. Struth
   -------------------------------                 ----------------------------

Title: Treasurer                                Title: Treasurer
      ----------------------------                    -------------------------

SIMBA GROUP, INC.

By: /s/ David D. Struth
   -------------------------------

Title: Treasurer
      ----------------------------



                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGREED AND ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION as
Agent and as a Lender

By: /s/ Andrew T. Furlong III
   -------------------------------

Title: Vice President
      ----------------------------

CONGRESS FINANCIAL CORPORATION

By:
   -------------------------------

Title:
      ----------------------------
SUNROCK CAPITAL CORP.

By:
   -------------------------------

Title:
      ----------------------------



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